UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2020

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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2020, Tandem Diabetes Care, Inc. (the "Company") announced that Kathleen McGroddy-Goetz, Ph.D., age 56, was elected to the Company’s Board of Directors (the “Board”) effective June 8, 2020. Dr. McGroddy-Goetz will serve as a Class I director, with a term that expires at the Annual Meeting of Stockholders of the Company to be held in 2023 or until her earlier resignation or removal. The Board has affirmatively determined that Dr. McGroddy-Goetz qualifies as an “independent director” under the NASDAQ Listing Rules.

Dr. McGroddy-Goetz has more than 25 years of experience leading global teams across business development, strategy, research and development, and product management. She has commercialized pioneering technologies spanning from microelectronics through cloud, advanced data analytics, AI, hardware, software, and middleware with an emphasis on healthcare and life sciences applications. Dr. McGroddy-Goetz has served as the Global Head of Strategic Partnerships at Medidata Solutions, a Dassault Systemès Company, since October 2018 where she has also concurrently held other strategy, alliances and marketing executive roles. Previously, she held various leadership positions at IBM beginning in 1992, and most recently was Vice President, Strategy and Innovation, IBM Watson Health. Dr. McGroddy-Goetz received a B.S. in Physics from SUNY Binghamton and a Ph.D. in Molecular Biophysics from Cornell University.

We believe Dr. McGroddy-Goetz’s experience in management commercializing pioneering technologies spanning microelectronics, cloud-based technologies, advanced data analytics, AI, hardware, software, and middleware with an emphasis on healthcare and life sciences applications, brings to our board critical skills related to digital health, scaling complex organizations and strategic planning that qualify her to serve as one of our directors.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated June 4, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, Chief Legal & Compliance Officer
Date: June 4, 2020